UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2017

WESTERN GAS EQUITY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35753 (Commission File Number)	46-0967367 (IRS Employer Identification No.)

1201 Lake Robbins Drive The Woodlands, Texas 77380-1046 (Address of principal executive office) (Zip Code)

(832) 636-6000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 22, 2017, Western Gas Partners, LP (“WES”), which is controlled by Western Gas Equity Partners, LP (“WGP”) through WGP’s ownership of WES’s general partner, and Anadarko Petroleum Corporation (“Anadarko”) agreed to settle WES’s deferred purchase price obligation for Delaware Basin JV Gathering LLC (“DBJV”) for $37.3 million (the “Accelerated Payment”).

Delaware Basin Midstream, LLC, a wholly owned subsidiary of WES (“DBM”), acquired DBJV in March 2015 pursuant to that certain Purchase and Sale Agreement, dated March 2, 2015 (the “PSA”), by and among WES, Anadarko, WGR Asset Holding Company LLC, and DBM. At that time, DBJV held a 50% interest in a 403-mile gathering system and related facilities (the “DBJV Gathering System”) located in the Delaware Basin in Loving, Ward, Winkler and Reeves Counties, Texas.

Pursuant to the PSA, the consideration to be paid by WES for DBJV (the “Deferred Payment”) consisted of a one-time cash payment on March 31, 2020, equal to (a) eight (8) multiplied by the average of a 50% share in the Net Earnings (as defined in the PSA) of the DBJV Gathering System for the calendar years 2018 and 2019, less (b) 50% of all capital expenditures incurred for the DBJV Gathering System between March 1, 2015, and February 29, 2020. The parties to the PSA agreed to replace the Deferred Payment with the Accelerated Payment pursuant to Amendment No. 1 to the PSA, dated May 22, 2017 (the “Amendment”).

The above summary is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto.

Relationships

The terms of the Amendment were approved by the board of directors (the “Board”) of WES’s general partner. The terms of the Amendment were also approved by the Board’s independent special committee.

Anadarko indirectly owns 100% of the general partner of WGP and 81.6% of WGP’s limited partner interests. WGP owns WES’s general partner, which holds (x) all of the outstanding general partner units of WES, representing a 1.5% general partner interest in WES, and (y) all of the incentive distribution rights in WES, which entitle WES’s general partner to specified increasing percentages of cash distributions as WES’s per-unit cash distributions increase. WGP and other Anadarko subsidiaries, in aggregate, own 52,143,426 WES common units, representing an aggregate 31.1% limited partner interest in WES, and 12,743,318 WES Class C units, representing an aggregate 7.6% limited partner interest in WES, based on the number of common, general partner and Class C units outstanding as of May 22, 2017.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2017, the board of directors of WGP’s general partner appointed Jaime R. Casas as Senior Vice President, Chief Financial Officer and Treasurer of WGP’s general partner, effective May 22, 2017. Mr. Casas will also serve as Senior Vice President, Chief Financial Officer and Treasurer of the general partner of WES and as a Vice President, Finance for Anadarko. Prior to joining WGP, Mr. Casas, age 47, served as Senior Vice President and Chief Financial Officer of Clayton Williams Energy, Inc. from October 2016 until the company’s sale in April 2017. Previously, he served as Vice President and Chief Financial Officer of the general partner of LRR Energy, L.P., a publicly traded exploration and production master limited partnership, from 2011 to October 2015, and as Vice President and Chief Financial Officer of Laredo Energy, a privately held oil and gas company, from 2009 to 2011.

The estimated portion of Mr. Casas’s compensation that will be allocable to WES by Anadarko (and ultimately consolidated into WGP’s financial results) includes: (i) an annual base salary of approximately $337,500; and (ii) a bonus target opportunity under Anadarko’s 2012 Omnibus Incentive Compensation Plan (the “Omnibus Plan”) equal to 65% of his base salary allocated to WES. Mr. Casas will also receive (i) a $45,000 cash bonus and (ii) a $990,000 equity award under the Omnibus Plan based on Anadarko’s closing stock price on May 22, 2017, with such value delivered 50% in stock options and 50% in restricted stock units. Half of such restricted stock units and options will vest on May 22, 2019, and the remainder will vest on May 22, 2021. In addition, in connection with his appointment as Vice President, Finance of Anadarko, Mr. Casas will enter into a key employee change of control agreement with Anadarko that is standard for similarly situated officers at Anadarko.

Mr. Casas will be eligible to receive future equity awards under WGP’s and Anadarko’s compensation programs, as described under the heading “Executive Compensation — Compensation Discussion and Analysis — Elements of compensation” in WGP’s Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 23, 2017. Mr. Casas is also eligible to participate in Anadarko’s other benefits, including welfare and retirement benefits, severance benefits and change of control benefits, compensation programs, and other benefits on the same basis as other eligible Anadarko employees, and WES will bear the expenses related to the portion of such benefits allocable to it.

Item 7.01 Regulation FD Disclosure.

On May 22, 2017, WES and WGP issued a press release regarding the appointment of Mr. Casas. A copy of this release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1
Amendment No. 1 to Purchase and Sale Agreement, dated May 22, 2017, by and among Western Gas Partners, LP, Anadarko Petroleum Corporation, WGR Asset Holding Company LLC, and Delaware Basin Midstream, LLC. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Western Gas Partners, LP filed on May 23, 2017, File No. 001-34046).

99.1
Press Release of Western Gas Partners, LP and Western Gas Equity Partners, LP issued May 22, 2017 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Western Gas Partners, LP filed on May 23, 2017, File No. 001-34046).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

		By:	Western Gas Equity Holdings, LLC, its general partner

Dated:	May 23, 2017	By:	/s/ Philip H. Peacock
Philip H. Peacock Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1
Amendment No. 1 to Purchase and Sale Agreement, dated May 22, 2017, by and among Western Gas Partners, LP, Anadarko Petroleum Corporation, WGR Asset Holding Company LLC, and Delaware Basin Midstream, LLC. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Western Gas Partners, LP filed on May 23, 2017, File No. 001-34046).

99.1
Press Release of Western Gas Partners, LP and Western Gas Equity Partners, LP issued May 22, 2017 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Western Gas Partners, LP filed on May 23, 2017, File No. 001-34046).